                                                                   Exhibit 10.25
                                   AGREEMENT

                           (hereinafter "Agreement")

                                 by and between

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                       (hereinafter called the "Company")

                                      and

           MANUFACTURER'S INDEMNITY AND INSURANCE COMPANY OF AMERICA
                          (hereinafter called "MIICA")

                                      and

                    ZURICH REINSURANCE (NORTH AMERICA), INC.
                      MUNICH AMERICAN REINSURANCE COMPANY
                     SWISS REINSURANCE AMERICA CORPORATION
               (formerly North American Reinsurance Corporation)
                            SCOR REINSURANCE COMPANY
                         AMERICAN RE-INSURANCE COMPANY
                     (hereinafter called the "Reinsurers")

     WHEREAS, the Company and MIICA have entered into a Reinsurance Agreement pursuant to which MIICA is ceding liabilities reinsured under certain policies of Reinsurance (listed in Schedule A, the "Reinsurance") issued by the Reinsurers to MIICA;

     WHEREAS, it is the intent of the parties hereto that effective as of 12:01 a.m., March 31, 1998 (the "Effective Date"), the Company shall assume all rights, duties, and obligations of MIICA with respect to the Reinsurance issued by the Reinsurers to MICCA.

     NOW THEREFORE, in consideration of the mutual covenants hereinafter contained and upon the terms and conditions hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I

ASSUMPTION OF RIGHTS, DUTIES AND LIABILITIES

     MIICA hereby transfers and assigns to the Company and the Company hereby accepts and assumes, all of MIICA's rights, duties and obligations with respect to the Reinsurance. The parties agree that as of the Effective Date the Company shall have the right to receive 100% of the reinsurance coverage under the Reinsurance in all respects as if the Company rather than MIICA were the original party to the Reinsurance.

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                                   ARTICLE II

ERRORS AND OMISSIONS

     Any inadvertent error, omission or delay in complying with the terms and conditions of this Agreement shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified as soon as practicable upon discovery.

                                  ARTICLE III

ARBITRATION CLAUSE

     All disputes or differences arising out of the interpretation of this Agreement shall be submitted to the binding decision of two (2) Arbitrators, one to be chosen by each party, and in the event the Arbitrators fail to agree, to the decision of an Umpire to be chosen by the Arbitrators. The Arbitrators and Umpire shall be disinterested active or retired executive officials of Fire or Casualty Insurance or Reinsurance Companies. If either of the parties fails to appoint an Arbitrator within one (1) month after being required by the other party in writing to do so, or if the Arbitrators fail to appoint an Umpire, within one (1) month of receipt of a request in writing by either of them to do so, such Arbitrator or Umpire, as the case may be, shall at the request of either of them to do so, such Arbitrator or Umpire, as the case may be, shall at the request of either party be appointed by a Judge of the State Court of New York.

     The Arbitration proceedings shall take place New York, New York. The applicant shall submit its case within one (1) month after the appointment of the Court of Arbitration, and the respondent shall submit his reply within one (1) month after receipt of a claim. The Arbitrators and Umpire are relieved from all judicial formality and may abstain from following the strict rules of law.

     The Arbitrators and the Umpire shall not award punitive damages. They shall settle any dispute under this Agreement according to an equitable rather than a strictly legal interpretation of its terms and their decision shall be provided to the parties in writing and shall be final and not subject to appeal. Judgement may be entered upon the award of the Arbitrators in any court having jurisdiction thereof.

     Each party shall bear the expenses of its Arbitrator and shall jointly and equally share with the other the expense of the Umpire and of the Arbitration.

     This Article shall survive the termination of this Agreement.

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                                   ARTICLE IV

NOTICE

     Any notice or other communication required to be given hereunder shall be effective only if in writing and shall be deemed sufficiently given only if sent to the respective address shown below unless a change in address is received by the notifying party.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
attn: Risk Finance
Operations Division
70 Pine Street, 5th Floor
New York, NY 10270

ZURICH REINSURANCE (NORTH AMERICA), INC.

--------------------------------------

--------------------------------------


MUNICH AMERICAN REINSURANCE COMPANY

--------------------------------------

--------------------------------------


SWISS REINSURANCE AMERICA CORPORATION
(formerly North American Reinsurance Corporation)

--------------------------------------

--------------------------------------


SCOR REINSURANCE COMPANY

--------------------------------------

--------------------------------------


MANUFACTURER'S INDEMNITY AND INSURANCE COMPANY OF
AMERICA

--------------------------------------

--------------------------------------


AMERICAN RE-INSURANCE COMPANY

--------------------------------------

--------------------------------------

                                   ARTICLE V


MISCELLANEOUS

     A. This Agreement shall not be deemed to give any right or remedy to any third party whatsoever unless said right or remedy is specifically granted to such third party by the terms hereof.

     B. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     C. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provisions(s) of this Agreement and any statute, law, ordinance or regulation contrary to which the parties hereto have no legal right to contract, the latter shall prevail; provided, however, that in such event the provision(s) of this Agreement so affected shall be curtailed and limited only to extent necessary to permit compliance with the minimum legal requirement, and no other provisions of this Agreement shall be affected thereby, and all such other provisions of this Agreement shall continue in full force and effect.

     D. This Agreement contains the full and complete understanding and Agreement between the parties hereto with respect to the subject matter hereof, and the parties acknowledge that neither is entering into this Agreement in reliance upon any term, condition, representation or warranty not stated herein and that this Agreement replaces any and all prior agreements whether oral or written, pertaining to the subject matter hereof.

     E. Whenever the text hereof requires the use of a singular term it shall include the appropriate plural term as the text of the instrument requires.

     F. All changes to this Agreement must be in writing and agreed to by the Parties.

     G. To the extent that any issues or disputes fall outside Article III of this Agreement, this Agreement shall be governed by the laws of the State of New York and the parties hereto do irrevocably submit to the non-exclusive jurisdiction of the Courts in the State of New York and to the extent permitted by law the parties expressly waive all rights to challenge or otherwise limit such jurisdiction.

     I. No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

     J. It is understood and agreed that this Agreement is a manuscript agreement that has been negotiated at arm's length and on equal footing as between the parties
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         hereto, and that any dispute concerning the meaning of this Master
         Policy, or any term or condition hereof, shall be resolved without reference to the doctrine of contra proferentem or any related or similar doctrine.

     K. Each of the parties hereto represents that it has not assigned any of its rights under the Policies, and the signatories to this Agreements represent that they are fully authorized to execute the agreements and releases set forth herein on behalf of the respective parties hereto.



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives in New York, New York this
_________ day of        , 19_.


          NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

          By:  /s/
             ------------------------------------------------

          Title:
                ---------------------------------------------

          Address: 70 Pine Street New York, New York 10270.
                   ------------------------------------------

          ZURICH REINSURANCE (NORTH AMERICA), INC. (formerly known as Zurich Reinsurance Centre, Inc.)

          By:  /s/
             ------------------------------------------------

          Title:
                ---------------------------------------------

          Address:
                   ------------------------------------------

          MUNICH AMERICAN REINSURANCE COMPANY

          By:  /s/
             ------------------------------------------------

          Title:
                ---------------------------------------------

          Address:
                   ------------------------------------------


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          SWISS REINSURANCE AMERICA CORPORATION

          By:  /s/
             ------------------------------------------------

          Title:
                ---------------------------------------------

          Address:
                   ------------------------------------------


          SCOR REINSURANCE COMPANY

          By:  /s/
             ------------------------------------------------

          Title:
                ---------------------------------------------

          Address:
                   ------------------------------------------

          AMERICAN RE-INSURANCE COMPANY

          By:  /s/
             ------------------------------------------------

          Title:
                ---------------------------------------------

          Address:
                   ------------------------------------------

          MANUFACTURER'S INDEMNITY AND INSURANCE COMPANY OF AMERICA

          By:  /s/
             ------------------------------------------------

          Title:
                ---------------------------------------------

          Address:
                   ------------------------------------------

                                                                      SCHEDULE A
                              Reinsurance Coverage
-------------------------------------------------------------------------------
    YEARS      REINSURANCE         COMPANY                REINSURER'S
                 COVERAGE                                PARTICIPATION
-------------------------------------------------------------------------------
1991 to 1992    $20MM           N. American              50% of $20MM
                                Munich Re                50% of $20MM
-------------------------------------------------------------------------------
1992 to 1993    $25MM           N. American              50% of $20MM
                                Munich Re                50% of $20MM
                                SCOR
-------------------------------------------------------------------------------
1993 to 1994    $25MM           Munich Re                50% of first $20MM
                                N. American              50% of first $20MM
                                SCOR Re                  5 x $20MM
-------------------------------------------------------------------------------
1994 to 1995    $30MM           Munich Re                50% of first $20MM
                                N. American              50% of first $20MM
                                SCOR                     5 x $20MM
                                Zurich                   5 x $25MM
-------------------------------------------------------------------------------
1995 to 1996    $30MM           Munich Re                50% of first $20MM
                                N. American              50% of first $20MM
                                SCOR                     5 x $20MM
                                Zurich                   5 x $25MM
-------------------------------------------------------------------------------
1996 to 1997    $30MM           Munich Re                50% of first $20MM
                                Swiss Re                 50% of first $20MM
                                SCOR                     5 X $20MM
                                Zurich                   5 x $25MM
-------------------------------------------------------------------------------
1997 to 1998    $30MM           Swiss Re                 50% of first $20MM
                                American Re              50% of first $20MM
                                SCOR                     5 x $20MM
                                American Re              5 x $25MM
-------------------------------------------------------------------------------

Legend

o   All reinsurance is excess of one million dollar retention
o   Munich Re = Munich American Reinsurance Company
o   N. American = North American Reinsurance Corporation
o   Swiss Re = Swiss Reinsurance America Corporation
o   SCOR = SCOR Reinsurance Company
o   Zurich = Zurich American Reinsurance Company